Exhibit q

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Meaghan T. O’Rourke-Alexander, Christina M. Povall and Maurizio Tallini, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180) (the “Trust”), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of July, 2012.

/s/ Amy L. Thornton
Amy L. Thornton

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Thornton, Megan L. Dunphy, Adam M. Kanzer, Douglas Lowe, Meaghan T. O’Rourke-Alexander, Christina M. Povall and Maurizio Tallini, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180) (the “Trust”), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of July, 2012.

/s/ Carole M. Laible
Carole M. Laible

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Thornton, Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Meaghan T. O’Rourke-Alexander, and Maurizio Tallini and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180) (the “Trust”), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of July, 2012.

/s/ J. Elizabeth Harris
Julia Elizabeth Harris

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Thornton, Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Meaghan T. O’Rourke-Alexander, and Maurizio Tallini and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180) (the “Trust”), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of July, 2012.

/s/ Kirsten S. Moy
Kirsten S. Moy

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Thornton, Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Meaghan T. O’Rourke-Alexander, and Maurizio Tallini and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180) (the “Trust”), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of July, 2012.

/s/ Gregory A. Ratliff
Gregory A. Ratliff

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Thornton, Megan L. Dunphy, Adam M. Kanzer, Carole M. Laible, Douglas Lowe, Meaghan T. O’Rourke-Alexander, and Maurizio Tallini and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180) (the “Trust”), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of July, 2012.

/s/ John L. Shields
John L. Shields